                                                                   EXHIBIT 10(d)

                                FIRST AMENDMENT


          FIRST AMENDMENT, dated as of June 17, 1997 (this "First Amendment") to
                                                            ---------------
the Agreement and Amendment dated as of February 26, 1997, (the "February 1997
                                                                 -------------
Five-Year Agreement and Amendment") among COLUMBIA/HCA HEALTHCARE CORPORATION, a
---------------------------------
Delaware corporation formerly known as Columbia Healthcare Corporation (the "Company"), the several banks and other financial institutions from time to time
--------
parties hereto (the "Banks"), BANK OF AMERICA NATIONAL TRUST & SAVINGS
                     -----
ASSOCIATION, THE BANK OF NEW YORK, DEUTSCHE BANK AG, FLEET NATIONAL BANK, THE FUJI BANK LIMITED, THE INDUSTRIAL BANK OF JAPAN, LIMITED, ATLANTA AGENCY, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, NATIONSBANK, N.A., PNC BANK, KENTUCKY, INC., TORONTO DOMINION (TEXAS), INC., UNION BANK OF SWITZERLAND, NEW YORK BRANCH AND WACHOVIA BANK OF GEORGIA, N.A., as Co-Agents (collectively, the "Co-Agents"),
                                                                 ---------
THE SAKURA BANK, LTD. NEW YORK BRANCH, THE SUMITOMO BANK LIMITED, SUNTRUST BANK, NASHVILLE, N.A., WELLS FARGO BANK, N.A., as Lead Managers (collectively, the

"Lead Managers") and THE CHASE MANHATTAN BANK, a New York banking corporation
--------------
formerly known as Chemical Bank, as agent for the Banks hereunder (in such capacity, the "Agent") and as CAF Loan agent (in such capacity, the "CAF Loan
               -----                                                 --------
Agent").
-----

                             W I T N E S S E T H :
                             --------------------

          WHEREAS, for the convenience of the parties to the agreement and amendment dated as of February 28, 1996 (the "February 1996 Agreement and
                                              ---------------------------
Amendment"), among the Company, the several banks and other financial
---------
institutions from time to time parties thereto and Chase, as agent for the Banks hereunder and as CAF Loan Agent, a composite conformed copy (the "Five-Year
                                                                  ---------
Composite Conformed Credit Agreement") of the Credit Agreement, dated as of
------------------------------------
February 10, 1994 as incorporated by reference into and amended by the September 1994 Agreement and Amendment, the February 1995 Agreement and Amendment and the February 1996 Agreement and Amendment was prepared and delivered to such parties;

          WHEREAS, the February 1997 Five-Year Agreement and Amendment adopts and incorporates by reference all of the terms and provisions of the Five-Year Composite Conformed Credit Agreement, subject to the amendment thereto provided for in the February 1997 Five-Year Agreement and Amendment.

          WHEREAS, the parties hereto wish to amend certain provisions of the February 1997 Five-Year Agreement and Amendment on the terms set forth herein;

          NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

          1.  Definitions.  Unless otherwise defined herein, terms defined in
              -----------
the February 1997 Five-Year Agreement and Amendment shall be used as so defined.

          2.  Amendments to the February 1997 Five-Year Agreement and Amendment.
              -----------------------------------------------------------------

          (a) SECTION 3 of the February 1997 Five-Year Agreement and Amendment is hereby amended by deleting the defined term "Agreement" in its entirety and substituting in lieu thereof the following new defined term:

               "`Agreement': the Five-Year Composite Conformed Credit Agreement
                 ---------
          as adopted and incorporated by reference into, and as amended by, the February 1997 Five-Year Agreement and Amendment and as further amended, supplemented or otherwise modified from time to time."

          (b) The February 1997 Five-Year Agreement and Amendment is hereby amended by deleting Section 7 thereof in its entirety and substituting in lieu thereof the following new Section 7:

          "SECTION 7.  Litigation.  For purposes of this Agreement, subsection
                       ----------
     3.6 of the Composite Conformed Credit Agreement as adopted and incorporated by reference into this Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

          `3.6  Litigation.  Except as disclosed in the Company's Annual Report
                ----------
     on Form 10-K for its fiscal year ended December 31, 1996 and its Quarterly Report on Form 10-Q for its fiscal quarter ended March 31, 1997, in each case as filed with the Securities and Exchange Commission and previously distributed to the Banks, and except as set forth on Schedule VI hereto, there is no litigation, at law or in equity, or any proceeding before any federal, state, provincial or municipal board or other governmental or administrative agency pending or to the knowledge of the Company threatened which, after giving effect to any applicable insurance, may involve any material risk of a material adverse effect on the business or assets or on the condition, financial or otherwise, of the Company and its Subsidiaries on a consolidated basis or which seeks to enjoin the consummation of any of the transactions contemplated by this Agreement or any other Loan Document and involves any material risk that any such injunction will be issued, and no judgment, decree, or order of any federal, state, provincial or municipal court, board or other governmental or administrative agency has been issued against the Company or any Subsidiary which has, or may involve, a material risk of a material adverse effect on the business or assets or on the condition, financial or otherwise, of the Company and its Subsidiaries on a consolidated basis. The Company does not believe that the final resolution of the matters disclosed in its Annual Report on Form 10-K for its fiscal year ended December 31, 1996 and its Quarterly Report on Form 10-Q for its fiscal quarter ended March 31, 1997, in each case as filed with the Securities and Exchange Commission and previously distributed to the Banks, and of the matters set forth on Schedule VI hereto will have a material adverse effect on the business or assets or condition, financial or otherwise, of the Company and its Subsidiaries on a consolidated basis.'".

          (c) The February 1997 Five-Year Agreement and Amendment is hereby amended by adding the following new paragraph after Section 8 reading as follows:

          "SECTION 8A.   Ratio of Total Debt to Tangible Net Worth.  Subsection
                         -----------------------------------------
5.6 of the Five-Year Composite Conformed Credit Agreement as adopted and incorporated by reference into this February 1997 Five-Year Agreement and Amendment is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

          `5.6  Ratio of Total Debt to Tangible Net Worth.  At any time after
                -----------------------------------------
     March 31, 1997 the Company and its Subsidiaries will not at any such time have outstanding Consolidated Total Debt in an amount in excess of 300% of Consolidated Tangible Net Worth.'"

          (d) Schedules II and III to the February 1997 Five-Year Agreement and Amendment are hereby amended by deleting Schedules II and III in their entirety and substituting in lieu thereof Schedules II and III attached hereto as
Schedule II and III, respectively.

          3.   Effective Date; Conditions Precedent.  This First Amendment will
               ------------------------------------
become effective on June 17, 1997 (the "Effective Date") subject to the
                                        --------------
compliance by the Company with its agreements herein contained and to the satisfaction on or before the Effective Date of the following further conditions:

          (a)  Loan Documents.  The Agent shall have received copies of this
               --------------
     First Amendment, executed and delivered by a duly authorized officer of the Company, with a counterpart for each Bank, and executed and delivered by the Required Lenders.

          (b)  Company Officers' Certificate.  The representations and
               -----------------------------
     warranties contained in Section 3 of the Five-Year Composite Conformed Credit Agreement as adopted and incorporated by reference into, and as amended by, the February 1997 Five-Year Agreement and Amendment shall be true and correct on the Effective Date with the same force and effect as though made on and as of such date; on and as of the Effective Date and after giving effect to this First Amendment, no Default shall have occurred (except a Default which shall have been waived in writing or which shall have been cured); and the Agent shall have received a certificate containing a representation to these effects dated the Effective Date and signed by a Responsible Officer.

          4.   Legal Obligation.  The Company represents and warrants to each
               ----------------
Bank that this First Amendment constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyances, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

          5.  Continuing Effect.  Except as expressly amended hereby, the
              -----------------
February 1997 Five-Year Agreement and Amendment shall continue to be and shall remain in full force and effect in accordance with its terms.

          6.   Expenses.  The Company agrees to pay or reimburse the Agent for
               --------
all of its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this First Amendment and any other documents prepared in connection herewith, and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

          7.   GOVERNING LAW.  THIS FIRST AMENDMENT AND THE RIGHTS AND
               -------------
OBLIGATIONS OF THE PARTIES UNDER THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          8.   Counterparts.  This First Amendment may be executed by one or
               ------------
more of the parties to this First Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this First Amendment signed by all the parties shall be lodged with the Company and the Agent.

          IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                   COLUMBIA/HCA HEALTHCARE CORPORATION


                                   By: /s/ David G. Anderson
                                      ----------------------
                                      Name: David G. Anderson
                                      Title: Vice President - Finance and
                                              Treasurer


                                   THE CHASE MANHATTAN BANK, as Agent, as CAF
                                   Loan Agent and as a Bank


                                   By: /s/ Dawn Lee Lum
                                      ----------------
                                      Name: Dawn Lee Lum
                                      Title: Vice President

                                    ABN AMRO BANK N.V., as a Bank


                                    By: /s/ Larry Kelley
                                        ----------------
                                        Name:  Larry Kelley
                                        Title: Group Vice President

                                    By: /s/ Steven Hipsman
                                        ------------------
                                        Name:  Steven Hipsman
                                        Title: Vice President


                                    ARAB BANK PLC, GRAND CAYMAN BRANCH,
                                    as a Bank


                                    By: /s/ Nofal S. Barbar
                                        -------------------
                                        Name:  Nofal S. Barbar
                                        Title: EVP & Regional Manager


                                    BANCA MONTE DEI PASCHI DI SIENA SpA,
                                    as a Bank


                                    By: /s/ G. Natalicchi
                                        -----------------
                                        Name: G. Natalicchi
                                        Title: S.V.P. & General Manager

                                    By: /s/ S.M. Sondak
                                        ---------------
                                        Name: S.M. Sondak
                                        Title: F.V.P. & Dep. General Manager


                                    BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                    ASSOCIATION, as a Co-Agent and as a Bank


                                    By: /s/ Anthony L. Trunzo
                                        ---------------------
                                        Name:  Anthony L. Trunzo
                                        Title:

                                    THE BANK OF NEW YORK, as a Co-Agent
                                    and as a Bank


                                    By: /s/ Ann Marie Hughes
                                        --------------------
                                        Name:  Ann Marie Hughes
                                        Title: Assistant Vice President


                                    THE BANK OF NOVA SCOTIA, as a Bank


                                    By: /s/ W.J. Brown
                                        --------------
                                        Name:  W.J. Brown
                                        Title: Vice President


                                    BANK OF TOKYO-MITSUBISHI TRUST COMPANY,
                                    as a Bank


                                    By: /s/ Douglas J. Weir
                                        -------------------
                                        Name:  Douglas J. Weir
                                        Title: Vice President


                                    BANQUE NATIONALE DE PARIS -
                                    Houston Agency, as a Bank


                                    By: /s/ David P. Camp
                                        -----------------
                                        Name:  David P. Camp
                                        Title: Banking Officer


                                    BARNETT BANK, N.A., as a Bank


                                    By: /s/ Bradley M. Harrell
                                        ----------------------
                                        Name:  Bradley M. Harrell
                                        Title: Senior Vice President

                                    CITIBANK, N.A., as a Bank


                                    By: /s/ Margaret Au Brown
                                        ---------------------
                                        Name:  Margaret Au Brown
                                        Title: Managing Director


                                    CORESTATES BANK, N.A., as a Bank


                                    By: /s/ Elizabeth D. Morris
                                        -------------------------
                                        Name:  ELizabeth D. Morris
                                        Title: Vice President


                                    CRESTAR BANK, as a Bank


                                    By: /s/ C. Gray Key
                                        ---------------
                                        Name:  C. Gray Key
                                        Title: Vice President


                                    THE DAI-ICHI KANGYO BANK, LIMITED,
                                    ATLANTA AGENCY, as a Bank


                                    By: /s/ Tatsuji Noguchi
                                        -------------------
                                        Name:  Tatsuji Noguchi
                                        Title: Joint General Manager


                                    DEN DANSKE BANK AKTIESELSKAB, as a Bank
                                    CAYMAN ISLANDS BRANCH c/o New York Branch

                                    By: /s/ Mogens Sondergaard
                                        ----------------------
                                        Name:  Mogens Sondergaard
                                        Title: Vice President

                                    By: /s/ George B. Wendell
                                        ---------------------
                                        Name:  George B. Wendell
                                        Title: Vice President

                                    DEUTSCHE BANK AG, NEW YORK AND/OR CAYMAN
                                    ISLANDS BRANCH, as a Co-Agent and as
                                    a Bank


                                    By: /s/ Alka Jain Goyal
                                       -------------------
                                       Name:  Alka Jain Goyal
                                       Title: Assistant Vice President

                                    By: /s/ Iain Stewart
                                       ----------------
                                       Name:  Iain Stewart
                                       Title: Vice President


                                    FIRST AMERICAN NATIONAL BANK, as a Bank


                                    By: /s/ Sandy Hamrick
                                       -----------------
                                       Name:  Sandy Hamrick
                                       Title: Vice President


                                    THE FIRST NATIONAL BANK OF CHICAGO,
                                    as a Bank


                                    By: /s/ Jay G. Sepanski, as Authorized Agent
                                        ----------------------------------------
                                        Name:  Jay G. Sepanski
                                        Title: Assistant Vice President


                                    FLEET NATIONAL BANK, as a Co-Agent and
                                    as a Bank


                                    By: /s/ Amy E. Fredericks
                                        ---------------------
                                        Name:  Amy E. Fredericks
                                        Title: Senior Vice President


                                    THE FUJI BANK LIMITED, as a Co-Agent and as a Bank


                                    By: /s/ Toshihiro Mitsui
                                        --------------------
                                        Name:  Toshihiro Mitsui
                                        Title: Vice President and Manager

                                    THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                    ATLANTA AGENCY, as a Co-Agent and as a Bank


                                    By: /s/ Kazuo Iida
                                        --------------
                                        Name:  Kazuo Iida
                                        Title: General Manager


                                    KEYBANK NATIONAL ASSOCIATION, as a Bank


                                    By: /s/ Thomas Purcell
                                        ------------------
                                        Name:  Thomas Purcell
                                        Title: Vice President


                                    THE MITSUBISHI TRUST AND BANKING
                                    CORPORATION, as a Bank


                                    By: /s/ Patricia Loret de Mola
                                        --------------------------
                                        Name:  Patricia Loret de Mola
                                        Title: Senior Vice President


                                    THE MITSUI TRUST AND BANKING COMPANY,
                                    LIMITED, NEW YORK BRANCH, as a Bank


                                    By: /s/ Margaret Holloway
                                        ---------------------
                                        Name:  Margaret Holloway
                                        Title: Vice President & Manager


                                    MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as a Co-Agent and as a Bank


                                    By: /s/ Penelope J.B. Cox
                                        ---------------------
                                        Name:  Penelope J.B. Cox
                                        Title: Vice President

                                    NATIONAL CITY BANK OF KENTUCKY, as a Bank


                                    By: /s/ Deroy Scott
                                        ---------------
                                        Name:  Deroy Scott
                                        Title: Vice President


                                    NATIONSBANK, N.A. as a Co-Agent and as
                                    a Bank


                                    By: /s/ Kevin Wagley
                                        ----------------
                                        Name:  Kevin Wagley
                                        Title: Vice President


                                    THE NORINCHUKIN BANK, NEW YORK BRANCH, as a Bank


                                    By: /s/ Takeshi Akimoto
                                        -------------------
                                        Name:  Takeshi Akimoto
                                        Title: General Manager


                                    THE NORTHERN TRUST COMPANY, as a Bank


                                    By: /s/ James F.T. Monhart
                                        ----------------------
                                        Name:  James F.T. Monhart
                                        Title: Vice President


                                    PNC BANK, KENTUCKY, INC. as a Co-Agent and as a Bank


                                    By: /s/ Kathryn M. Bohr
                                        -------------------
                                        Name:  Kathryn M. Bohr
                                        Title: Vice President

                                    THE SAKURA BANK, LTD. NEW YORK BRANCH,
                                    as a Lead Manager and as a Bank


                                    By: /s/ Yasumasa Kikuchi
                                        --------------------
                                        Name:  Yasumasa Kikuchi
                                        Title: Senior Vice President


                                    THE SUMITOMO BANK, LIMITED,  as a
                                    Lead Manager and as a Bank


                                    By: /s/ Masayuki Fukushima
                                        ----------------------
                                        Name:  Masayuki Fukushima
                                        Title: Joint General Manager


                                    THE SUMITOMO TRUST & BANKING CO., LTD.,
                                    NEW YORK BRANCH, as a Bank


                                    By: /s/ Suraj P. Bhatia
                                        -------------------
                                        Name:  Suraj P. Bhatia
                                        Title: Senior Vice President
                                                Manager, Corporate Finance Dept.


                                    SUNTRUST BANK, NASHVILLE, N.A., as a
                                    Lead Manager and as a Bank


                                    By: /s/ Mark D. Mattson
                                        -------------------
                                        Name:  Mark D. Mattson
                                        Title: Vice President


                                    THE TOKAI BANK, LIMITED, NEW YORK BRANCH, as a Bank


                                    By: /s/ Stuart Schulman
                                        -------------------
                                        Name:  Stuart Schulman
                                        Title: Deputy General Manager

                                    TORONTO DOMINION (TEXAS), INC., as a
                                    Co-Agent and as a Bank


                                    By: /s/ Lisa Allison
                                        ----------------
                                        Name:  Lisa Allison
                                        Title: Vice President


                                    THE TOYO TRUST & BANKING CO., LTD.,
                                    as a Bank


                                    By: /s/ K. Yamauchi
                                        ---------------
                                        Name:  K. Yamauchi
                                        Title: Vice President


                                    UNION BANK OF SWITZERLAND, NEW YORK BRANCH, as a Co-Agent and as a Bank


                                    By: /s/ Stephen A. Cayer
                                        --------------------
                                        Name:  Stephen A. Cayer
                                        Title: Assistant Vice President

                                    By: /s/ Eduardo Salazar
                                        -------------------
                                        Name:  Eduardo Salazar
                                        Title: Vice President


                                    UNION PLANTERS BANK OF MIDDLE
                                    TENNESSEE, N.A.

                                    By: /s/ Steven A. Koenig
                                        --------------------
                                        Name:  Steven A. Koenig
                                        Title: Vice President


                                    WACHOVIA BANK OF GEORGIA, N.A., as a
                                    Co-Agent and as a Bank


                                    By: /s/ Charles Dee O'Dell II
                                        -------------------------
                                        Name:  Charles Dee O'Dell II
                                        Title: Vice President

                                    WELLS FARGO BANK, N.A., as a Lead Manager and as a Bank


                                    By: /s/ David B. Hollingsworth
                                        --------------------------
                                        Name:  David B. Hollingsworth
                                        Title: Vice President

                                    By: /s/ Rachel T. Uyama
                                        -------------------
                                        Name:  Rachel T. Uyama
                                        Title: Assistant Vice President


                                    YASUDA TRUST AND BANKING, as a Bank


                                    By: /s/ Price Chenault
                                        ------------------
                                        Name:  Price Chenault
                                        Title: First Vice President